 i-80 Gold Announces Filing of Prospectus Supplement for Upsized Prospectus
Offering of Common Shares

The shelf prospectus supplement, the corresponding base shelf prospectus and any amendment to the documents are accessible through SEDAR+ and EDGAR

This news release constitutes a "designated news release" for the purposes of the Company's prospectus supplement dated August 12, 2024, to its short form base shelf prospectus dated June 21, 2024

Reno, Nevada, January 27, 2025 - i-80 GOLD CORP. (TSX:IAU) (NYSE:IAUX) ("i-80", or the "Company") is pleased to announce that, further to its news releases dated January 15, 2025 and January 16, 2025, it has filed a prospectus supplement (the "Prospectus Supplement") to its short form base shelf prospectus filed on June 21, 2024 (the "Shelf Prospectus") with the securities regulatory authorities in each of the provinces and territories of Canada other than Québec and with the U.S. Securities and Exchange Commission pursuant to the Company's U.S. registration statement on Form F-10 (Registration No. 333-279567, which includes the Shelf Prospectus and was declared effective by the United States Securities and Exchange Commission on June 25, 2024 to qualify the distribution of a minimum of 18,000,000 common shares of the Company (the "Offered Shares") at a price of C$0.80 per Offered Share (the "Offering Price") for minimum gross proceeds to the Company of C$14,400,000 (the "Minimum Offering") and a maximum of 36,250,000 Offered Shares at the Offering Price for aggregate gross proceeds of up to C$29,000,000 (the "Maximum Offering" and collectively with the Minimum Offering, the "Offering"). If subscriptions are not received for at least the gross proceeds of the Minimum Offering, the Offering will not be completed.

The size of the Offering has been increased from US$10 million to US$20 million (C$29 million). Subject to the receipt of all required regulatory approvals, including the approval of the Toronto Stock Exchange (the "TSX") and the NYSE American, the Offering is expected to close on or about January 31, 2025.

Access to the Prospectus Supplement, the corresponding Shelf Prospectus and any amendment thereto in connection with the Offering is provided in accordance with securities legislation relating to procedures for providing access to a shelf prospectus supplement, a base shelf prospectus and any amendment thereto. The Shelf Prospectus and the Prospectus Supplement are accessible on SEDAR+ (www.sedarplus.ca) under i-80's issuer profile.

An electronic or paper copy of the Prospectus Supplement, the Shelf Prospectus and any amendment to the documents may be obtained, without charge, from the Corporate Secretary of the Company by phone at 1-866-525-6450 or by e-mail at info@i80gold.com by providing the Company with an email address or address, as applicable. The Shelf Prospectus and Prospectus Supplement contain important, detailed information about the Company, the Offering and the Offered Shares. Prospective investors should read the Shelf Prospectus and Prospectus Supplement before making an investment decision.

Concurrently with the Offering, the Company is pleased to announce that it will be completing a concurrent private placement offering (the "Concurrent Private Placement") of up to 1,004,208 subscription receipts (the "Subscription Receipts") at a price of C$0.80 per Subscription Receipt for aggregate gross proceeds of up to C$803,367, with certain directors and officers of the Company (each a "Placement Investor").  Each Subscription Receipt will entitle the holder to receive, without payment of additional consideration and without further action, one common share of the Company (each, a "Placement Share") upon satisfaction of the Escrow Release Conditions (as defined below). The gross proceeds of the Concurrent Private Placement (the "Escrowed Funds") will be held in escrow and will be released to the Company on satisfaction of the Escrow Release Conditions. If the Escrow Release Conditions are not satisfied on or before June 30, 2025, the Escrowed Funds will be returned to the Placement Investors and the Subscription Receipts will be cancelled. The "Escrow Release Conditions" will include (i) the receipt of the requisite approval of the shareholders of the Company for the issuance of the Placement Shares to the Placement Investors; and (ii) receipt of all required approvals of the TSX and NYSE American for the Concurrent Private Placement, including the issuance of the Placement Shares to the Placement Investors. The Concurrent Private Placement is being structured to satisfy the requirements of the NYSE American to require shareholder approval for the participation of the directors and officers in an equity financing by the Company at a price that is at a discount to market price. The Company anticipates using the net proceeds of Concurrent Private Placement for working capital and general corporate purposes. The Concurrent Private Placement is expected to close with the Offering on or about January 31, 2025.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company with the third largest gold mineral resources in the state of Nevada. The recapitalization plan underway is designed to unlock the value of the Company's high-grade gold deposits to create a Nevada mid-tier gold producer. i-80 Gold's common shares are listed on the TSX and the NYSE American under the trading symbol IAU:TSX and IAUX:NYSE. Further information about i-80 Gold's portfolio of assets and long-term growth strategy is available at www.i80gold.com or by email at info@i80gold.com.

For further information, please contact:

Richard Young - CEO

Matt Gili - President & COO

Ryan Snow - CFO

Leily Omoumi - VP Corporate Development & Strategy

1.866.525.6450
Info@i80gold.com
www.i80gold.com

FORWARD LOOKING INFORMATION

Certain statements in this release constitute "forward-looking statements" or "forward-looking information" within the meaning of applicable securities laws, including but not limited to, statements regarding: consummation of the Offering; the Company's ability to satisfy all closing conditions and close the Offering within the announced timeline; the Company's ability to satisfy all closing conditions and close the Concurrent Private Placement within the announced timeline; the Company's use of proceeds for the Offering; the Company's ability to obtain the approval of the TSX and the NYSE American; the Company's ability to satisfy the Escrow Release Conditions; and the Company's other future plans and expectations. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Such statements can be identified by the use of words such as "may", "would", "could", "will", "intend", "expect", "believe", "plan", "anticipate", "estimate", "scheduled", "forecast", "predict" and other similar terminology, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. These statements reflect the Company's current expectations regarding future events, performance and results and speak only as of the date of this release.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labour unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, refer to i-80's filings with Canadian securities regulators, including the most recent Annual Information Form, available on SEDAR+ at www.sedarplus.ca.